UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)  January 28, 2005

INTERNATIONAL RECTIFIER CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-7935	95-1528961
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

233 KANSAS STREET, EL SEGUNDO, CALIFORNIA		90245
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code 310-726-8000

NO CHANGE
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐              Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐              Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐              Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐              Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On January 28, 2005, International Rectifier Corporation appointed Dr. Michael A. Briere, Executive Vice President of Research and Development.

Since November 2003, Dr. Briere has served the company in the capacity of Vice President, I/C Development.  For more than the five years prior to joining the company, Dr. Briere has held various positions of technical leadership and management in the semiconductor industry, including positions with On Semiconductor, Cherry Semiconductor and Vicor Corporation.  Dr. Briere has earned a Ph.D in Solid State Physics from the Technical University Berlin and his prior career includes research positions in physics with national laboratories in Germany and the United States.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTERNATIONAL RECTIFIER CORPORATION

Date: January 28, 2005	By:	/s/ DONALD R. DANCER
		Name:	Donald R. Dancer
		Title:	Secretary and General Counsel